 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2013

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  As described in Item 5.07 below, at IAC’s annual meeting of stockholders held on June 26, 2013, stockholders approved the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (the “2013 Stock Plan”).

A brief description of the terms of the 2013 Stock Plan appears in Exhibit 99.1 hereto and is incorporated herein by reference. This description is qualified in its entirety by reference to the full text of the 2013 Stock Plan, which was filed as Appendix A to the Company’s definitive proxy statement, dated May 10, 2013, and which is incorporated herein by reference.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

Annual Meeting

On June 26, 2013, IAC’s annual meeting of stockholders was held.  Stockholders present in person or by proxy, representing 65,529,234 shares of IAC common stock (entitled to one vote per share) and 5,789,499 shares of IAC Class B common stock (entitled to ten votes per share), voted on the following matters:

1.              Election of Directors—stockholders elected the following fourteen directors of the Company to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Elected by holders of IAC common stock voting as a separate class:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Donald R. Keough	50,505,762	7,258,539
Bryan Lourd	56,884,609	879,692
Alan G. Spoon	56,881,932	882,369
Richard F. Zannino	56,884,462	879,839

Elected by holders of IAC common stock and IAC Class B common stock, voting together as a single class:

	Number of Votes Cast in Favor	Number of Votes For Which Authority Was Withheld
Gregory R. Blatt	115,038,105	621,186
Edgar Bronfman, Jr.	110,039,676	5,619,615
Chelsea Clinton	115,100,801	558,490
Sonali De Rycker	115,160,894	498,397
Barry Diller	112,030,231	3,629,060

Michael D. Eisner	115,130,876	528,415
Victor A. Kaufman	115,022,761	636,530
Arthur C. Martinez	105,400,576	10,258,715
David Rosenblatt	108,740,119	6,919,172
Alexander von Furstenberg	114,986,596	672,695

In addition to the votes cast and withheld for each director nominee described above, there were 7,764,933 broker non-votes in connection with the election of each director nominee.

2.              The 2013 Stock Plan Proposal— stockholders approved the 2013 Stock Plan, with stockholders eligible to vote voting as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
75,101,862	40,317,733	239,696

In addition to the votes cast for, cast against and abstaining described above, there were 7,764,933 broker non-votes in connection with the 2013 Stock Plan Proposal.

3.              The Auditor Ratification Proposal— stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013, with stockholders eligible to vote voting as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
120,699,334	2,531,135	193,755

Item 9.01                   Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

99.1	Summary of Certain Terms of the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

	By:	/s/ Gregg Winiarski
	Name:	Gregg Winiarski
	Title:	Senior Vice President,
General Counsel and Secretary

Date: July 2, 2013